Exhibit 10.57
EXECUTION COPY

SEVENTH AMENDMENT TO TERM LOAN AGREEMENT

This Seventh Amendment to Term Loan Agreement (this “Amendment”) is made as of November 28, 2018, by and among AMERICAN TOWER CORPORATION, as Borrower (the “Borrower”), MIZUHO BANK, LTD. (successor to The Royal Bank of Scotland plc), as Administrative Agent (the “Administrative Agent”), and the financial institutions whose names appear as lenders on the signature page hereof.

WHEREAS, the Borrower and the Administrative Agent are party to that certain Term Loan Agreement, dated as of October 29, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) among the Borrower, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend the Loan Agreement pursuant to Section 11.11 of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1.DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

2.AMENDMENTS.

(a)The definition of “Term Loan Maturity Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Term Loan Maturity Date” shall mean January 31, 2024, or such earlier date as payment of the Loans shall be due (whether by acceleration or otherwise).
(b)The table in Section 2.3(f)(i) of the Loan Agreement is hereby amended and restated in its entirety as follows:

	Applicable Debt Rating	LIBOR Advance Applicable Margin	Base Rate Advance Applicable Margin
A.	> A-/A3/A-	0.875%	0.000%
B.	BBB+/Baa1/BBB+	1.000%	0.000%
C.	BBB/ Baa2/BBB	1.125%	0.125%
D.	BBB-/Baa3/BBB-	1.250%	0.250%
E.	BB+/ Ba1/BB+	1.500%	0.500%
F.	< BB/ Ba2/BB	1.750%	0.750%

(c)Section 7.1(g) of the Loan Agreement is hereby amended by deleting the figure “$2,250,000,000” and substituting therefor the figure “$2,500,000,000”.

(d)Section 7.1(k) of the Loan Agreement is hereby amended by deleting the figure “$2,250,000,000” and substituting therefor the figure “$2,500,000,000”.

(e)Section 8.1(h) of the Loan Agreement is hereby amended by deleting the figure “$300,000,000.00” in each instance where it appears and substituting therefor in each instance the figure “$400,000,000”.

(f)Section 8.1(j) of the Loan Agreement is hereby amended by deleting the figure “$300,000,000.00” in each instance where it appears and substituting therefor in each instance the figure “$400,000,000”.

(g)Section 10.1 of the Loan Agreement is hereby amended by designating the existing provisions of Section 10.1 as subsection “(1)” and by adding to the end thereof a new subsection “(2)” to read as follows:

(2)    If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (1)(b) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (1)(b) have not arisen but either (w) the supervisor for the administrator of LIBOR has made a public statement that the administrator of LIBOR is insolvent (and there is no successor administrator that will continue publication of LIBOR), (x) the administrator of LIBOR has made a public statement identifying a specific date after which LIBOR will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of LIBOR), (y) the supervisor for the administrator of LIBOR has made a public statement identifying a specific date after which LIBOR will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of LIBOR or a governmental authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR may no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to LIBOR that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable; provided that, if such alternate rate of interest as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 11.11, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date such amendment is provided to the Lenders, a written notice from the Majority Lenders stating that such Majority Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (2) (but, in the case of the circumstances described in clause (ii)(w), clause (ii)(x) or clause (ii)(y) of the first sentence of this Section 10.1(2), only to the extent LIBOR for such Interest Period is not available or published at such time on a current basis), (x) any Request for Advance requesting a Conversion of any Base Rate Advance to, or continuation of any Base Rate Advance as, a LIBOR Advance shall be ineffective and (y) if any Request for Advance requests a LIBOR Advance, such Advance shall be made as an Base Rate Advance.

3.WAIVER; ASSIGNMENT. (a) The requirements of Sections 11.4 and 11.11(c) of the Loan Agreement are hereby waived to the extent that such Sections require prior notice or execution and delivery of an assignment agreement to effect an assignment by any Lender that does not agree to extend its Loans as set forth in this Amendment. Accordingly, after giving effect to this Amendment, only those Lenders listed on Schedule A to this Amendment shall have any Loans or be considered Lenders under the Loan Agreement, with Loans in such amounts as set forth on Schedule A. The execution of this Amendment is evidence of the consent of the Borrower and the Administrative Agent to assignment of each Assignor’s (as defined below) Loans to the Assignees (as defined below), as required pursuant to Section 11.4(b)(iii) of the Loan Agreement.

(b)    Each Lender whose Loans are reduced or terminated by giving effect to this Amendment (each, an “Assignor”) hereby irrevocably sells and assigns, at par, to each Lender whose Loans are increased (or created) by giving effect to this Amendment (each, an “Assignee”), and each Assignee hereby irrevocably purchases and assumes from each Assignor, subject to and in accordance with this Amendment and the Loan Agreement, as of the Amendment Effective Date (as defined below), the Assigned Interests (as defined below). Such sales and assignments and purchases and assumptions shall be made on the terms set forth in Exhibit F to the Loan Agreement and shall comply with Section 11.4(b) of the Loan Agreement, notwithstanding any failure of such sales, assignments, purchases and assumptions to comply with (x) the minimum assignment requirement in Section 11.4(b)(i) of the Loan Agreement, (y) the requirement to pay the processing and recordation fees referenced in Section 11.4(b)(iv) of the Loan Agreement or (z) any requirement to execute and deliver an Assignment and Assumption in respect thereof. Without limiting the generality of the foregoing, each Assignee hereby makes the representations, warranties and agreements required to be made under Section 1 of Annex 1 to Exhibit F to the Loan Agreement by an Assignee, with respect to the Assigned Interests being assigned or assumed by such Assignee hereunder. Each sale and assignment hereunder is without recourse to any Assignor and, except as expressly provided in Section 1 of Annex 1 to Exhibit F to the Loan Agreement, without representation or warranty by any Assignor.
(c)    “Assigned Interest” means (i) all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the Loans of the respective Assignors to the extent being assigned under this Agreement and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.
(d)    On the Amendment Effective Date, subject to the terms and conditions set forth herein, (x) each Assignee purchasing and assuming Assigned Interests pursuant to paragraph (b) above shall pay the purchase price for such Assigned Interests (equal to the principal amount of the assigned Loans subject to such Assigned Interest) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time), (y) the Borrower shall pay all accrued and unpaid interest and fees and other amounts accrued to but excluding the Amendment Effective Date for the account of each Assignor in respect of such Assignor’s Assigned Interests (including such amount, if any, as would be payable pursuant to Section 2.9 of the Loan Agreement if the outstanding Loans of such Assignor were prepaid in their entirety on the date of consummation of the assignment of the Assigned Interests) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time) and (z) the Administrative Agent shall pay to each of the Assignors, out of the amounts received by the Administrative Agent pursuant to clauses (x) and (y) above, the purchase price for the Assigned Interests assigned by such Assignor pursuant hereto and all unpaid interest and fees and other amounts accrued for the account of each Assignor to but excluding the Amendment Effective Date by wire transfer of immediately available funds to the account designated by such Assignor to the Administrative Agent not later than 5:00 p.m. (New York City time) on the Amendment Effective Date.

4.BRING-DOWN OF REPRESENTATIONS. The Borrower hereby certifies that, as of the date of this Amendment, (i) the representations and warranties contained in Section 4.1 of the Loan Agreement are true and correct in all material respects, except for those representations and warranties that are qualified by materiality or Materially Adverse Effect, which shall be true and correct, both before and after giving effect to this Amendment, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of the Loan Agreement except to the extent stated to have been made as of the Agreement Date, and (ii) no Default exists.

5.EFFECTIVENESS. This Amendment shall become effective upon (a) the Administrative Agent receiving this Amendment duly executed by the Borrower and all of the Lenders and (b) the payment in full of all fees and expenses required to be paid in connection with this Amendment to the Administrative Agent and the Lenders (the date such conditions are satisfied is the “Amendment Effective Date”).

6.NO OTHER AMENDMENTS. Except as provided herein, each of the other provisions of the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed.

7.COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart.

8.GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and performed in the State of New York.

9.MISCELLANEOUS.

(a)On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c)On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year above written.

COMPANY:	AMERICAN TOWER CORPORATION
	By:	/s/ Thomas A. Bartlett
	Name:	Thomas A. Bartlett
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Seventh Amendment to Term Loan Agreement]

LENDERS	MIZUHO BANK, LTD., as Administrative Agent
	By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

MIZUHO BANK (USA), as a Lender
	By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Executive Director

TD Bank, N.A., as a Lender
	By:	/s/ Shivani Agarwal
	Name:	Shivani Agarwal
	Title:	Senior Vice President

Bank of America, N.A., as a Lender
	By:	/s/ Kyle Oberkrom
	Name:	Kyle Oberkrom
	Title:	Associate

BARCLAYS BANK PLC, as a Lender
	By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

CITIBANK, N.A., as a Lender
	By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

JPMorgan Chase Bank N.A., as a Lender
	By:	/s/ Inderjeet Aneja
	Name:	Inderjeet Aneja
	Title:	Vice President

[Signature Page to Seventh Amendment to Term Loan Agreement]

MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as a Lender
By:	/s/ Matthew Hillman
Name:	Matthew Hillman
Title:	Vice President

MORGAN STANLEY BANK, N.A., as a Lender
By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Alexander Oliver
Name:	Alexander Oliver
Title:	Authorized Signatory

City National Bank, as a Lender
By:	/s/ Diane Morgan
Name:	Diane Morgan
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Laura Gimena
Name:	Laura Gimena,
Title:	Director

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch, as a Lender
By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Director

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch, as a Lender
By:	/s/ Miriam Trautmann
Name:	Miriam Trautmann
Title:	Sr. Vice President

[Signature Page to Seventh Amendment to Term Loan Agreement]

SANTANDER BANK, N.A., as a Lender
By:	/s/ Andres Barbosa
Name:	Andres Barbosa
Title:	Executive Director

By:	/s/ Carolina Gutierrez
Name:	Carolina Gutierrez
Title:	Vice President

SOCIETE GENERALE, as a Lender
By:	/s/ John Hogan
Name:	John Hogan
Title:	Director

Sumitomo Mitsui Banking Corp., as a Lender
By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

CoBank ACB, as a Lender
By:	/s/ Gary Franke
Name:	Gary Franke
Title:	Managing Director

Commerzbank AG, New York Branch as a Lender
By:	/s/ Paolo de Alessandrini
Name:	Paolo de Alessandrini
Title:	TMT Sector Head

Commerzbank AG, New York Branch as a Lender
By:	/s/ Neil Kiernan
Name:	Neil Kiernan
Title:	Director

FIFTH THIRD BANK, as a Lender
By:	/s/ Eric Oberfield
Name:	Eric Oberfield
Title:	Director

[Signature Page to Seventh Amendment to Term Loan Agreement]

GOLDMAN SACHS BANK USA, as a
Lender
By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

HSBC Bank USA, NA, as a Lender
By:	/s/ Brett Bonet
Name:	Brett Bonet
Title:	Director

ING Capital LLC, as a Lender
By:	/s/ Valtin Gallani
Name:	Valtin Gallani
Title:	Director

By:	/s/ Aimee Sunaryo
Name:	Aimee Sunaryo
Title:	Vice President

People’s United Bank, National
Association, as a Lender
By:	/s/ Kathryn Williams
Name:	Kathryn Williams
Title:	SVP

Bank of Communications Co., Ltd., New
York Branch, as a Lender
By:	/s/ Ting Hua
Name:	Ting Hua
Title:	Deputy General Manager

FIRST HAWAIIAN BANK, as a Lender
By:	/s/ Dawn Hofmann
Name:	Dawn Hofmann
Title:	Executive Vice President

[Signature Page to Seventh Amendment to Term Loan Agreement]

The Bank of East Asia, Limited, New York Branch, as a Lender
By:	/s/ James Hua
Name:	James Hua
Title:	SVP

By:	/s/ Victor Li
Name:	Victor Li
Title:	General Manager

Banco de Sabadell, S.A., Miami Branch,
as a Lender
By:	/s/ Ignacio Alcaraz
Name:	Ignacio Alcaraz
Title:	Head of Structured Finance
Americas

Bank of Taiwan, New York Branch as a Lender
By:	/s/ Yue-Li Shih
Name:	Yue-Li Shih
Title:	SVP & General Manager

Hua Nan Commercial Bank, Los Angeles Branch, as a Lender
By:	/s/ Hsu Tau-Yuh
Name:	HSU TAU-YUH
Title:	VP & General Manager

Apple Bank for Savings, as a Lender
By:	/s/ Jonathan C. Byron
Name:	Jonathan C. Byron
Title:	Senior Vice President
Export Credit & Corporate Finance

[Signature Page to Seventh Amendment to Term Loan Agreement]

E.SUN COMMERCIAL BANK, LTD.,
LOS ANGELES BRANCH, as a Lender
By:	/s/ Edward Chen
Name:	Edward Chen
Title:	SVP & General Manager

Land Bank of Taiwan, New York Branch,
as a Lender
By:	/s/ Arthur Chen
Name:	Arthur Chen
Title:	General Manager

Mega International Commercial Bank Co., Ltd. New York Branch, as a Lender
By:	/s/ Pi-Kai Liu
Name:	Pi-Kai Liu
Title:	AVP

American Savings Bank, F.S.B., as a Lender
By:	/s/ Cyd Miyashiro
Name:	Cyd Miyashiro
Title:	Vice President

Agreed, and executed solely in its capacity as Assignor under Section 3 of the foregoing Amendment:

Banco de Crédito e Inversiones, S.A., Miami Branch as an Assignor
By:	/s/ Juan Segundo
Name:	Juan Segundo
Title:	Head of Corporate Banking

By:	/s/ Linda D. Benford
Name:	Linda D. Benford
Title:	Senior Vice President
Bci Miami

[Signature Page to Seventh Amendment to Term Loan Agreement]

Agreed, and executed solely in its capacity as Assignor under Section 3 of the foregoing Amendment:

Case Western Reserve University, as an
Assignor

Lord, Abbett & Co. LLC, as investment adviser on behalf of Case Western Reserve University
By:	/s/ Lawrence B. Stoller
Name:	Lawrence B. Stoller
Title:	Member & Senior Deputy
General Counsel

Agreed, and executed solely in its capacity as Assignor under Section 3 of the foregoing Amendment:

JM Family Enterprises, Inc., as an
Assignor

Lord, Abbett & Co. LLC, as investment adviser on behalf of JM Family Enterprises, Inc.
By:	/s/ Lawrence B. Stoller
Name:	Lawrence B. Stoller
Title:	Member & Senior Deputy
General Counsel

Agreed, and executed solely in its capacity as Assignor under Section 3 of the foregoing Amendment:

Lord Abbett Inflation Focused Fund, as
an Assignor

Lord, Abbett & Co. LLC, as investment adviser on behalf of Lord Abbett Inflation Focused Fund
By:	/s/ Lawrence B. Stoller
Name:	Lawrence B. Stoller
Title:	Member & Senior Deputy
General Counsel

[Signature Page to Seventh Amendment to Term Loan Agreement]

Agreed, and executed solely in its capacity as Assignor under Section 3 of the foregoing Amendment:

Lord Abbett Series Fund - Short
Duration Income, as an Assignor

Lord, Abbett & Co. LLC, as investment adviser on behalf of Lord Abbett Series Fund - Short Duration Income
By:	/s/ Lawrence B. Stoller
Name:	Lawrence B. Stoller
Title:	Member & Senior Deputy
General Counsel

Agreed, and executed solely in its capacity as Assignor under Section 3 of the foregoing Amendment:

Lord Abbett Short Duration Credit
Trust, as an Assignor

Lord, Abbett & Co. LLC, as investment adviser on behalf of Lord Abbett Short Duration Credit Trust
By:	/s/ Lawrence B. Stoller
Name:	Lawrence B. Stoller
Title:	Member & Senior Deputy
General Counsel

Agreed, and executed solely in its capacity as Assignor under Section 3 of the foregoing Amendment:

Lord Abbett Short Duration Income
Fund, as an Assignor

Lord, Abbett & Co. LLC, as investment adviser on behalf of Lord Lord Abbett Short Duration Income Fund
By:	/s/ Lawrence B. Stoller
Name:	Lawrence B. Stoller
Title:	Member & Senior Deputy
General Counsel

[Signature Page to Seventh Amendment to Term Loan Agreement]

Agreed, and executed solely in its capacity as Assignor under Section 3 of the foregoing Amendment:

Lord Abbett Short Duration Income Fund
UCITS, as an Assignor

Lord, Abbett & Co. LLC, as investment adviser on behalf of Lord Abbett Short Duration Income Fund UCITS
By:	/s/ Lawrence B. Stoller
Name:	Lawrence B. Stoller
Title:	Member & Senior Deputy
General Counsel

Agreed, and executed solely in its capacity as Assignor under Section 3 of the foregoing Amendment:

University of Wisconsin Foundation -
Callable, as an Assignor

Lord, Abbett & Co. LLC, as investment adviser on behalf of University of Wisconsin Foundation - Callable
By:	/s/ Lawrence B. Stoller
Name:	Lawrence B. Stoller
Title:	Member & Senior Deputy
General Counsel

Agreed, and executed solely in its capacity as Assignor under Section 3 of the foregoing Amendment:

University of Wisconsin Foundation -
Endowment, as an Assignor

Lord, Abbett & Co. LLC, as investment adviser on behalf of University of Wisconsin - Endowment
By:	/s/ Lawrence B. Stoller
Name:	Lawrence B. Stoller
Title:	Member & Senior Deputy
General Counsel

[Signature Page to Seventh Amendment to Term Loan Agreement]

SCHEDULE A
LOAN AMOUNTS

Entity	Term Loan Amounts
MIZUHO BANK (USA)	$40,000,000.00
TD BANK, N.A.	40,000,000.00
BANK OF AMERICA, N.A.	40,000,000.00
BARCLAYS BANK PLC	40,000,000.00
CITIBANK, N.A.	40,000,000.00
JPMORGAN CHASE BANK, N.A.	40,000,000.00
MUFG BANK, LTD.	24,000,000.00
MORGAN STANLEY BANK, N.A.	16,000,000.00
ROYAL BANK OF CANADA	15,000,000.00
CITY NATIONAL BANK	25,000,000.00
THE BANK OF NOVA SCOTIA	18,000,000.00
BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH	18,000,000.00
SANTANDER BANK, N.A.	18,000,000.00
SOCIETE GENERALE	18,000,000.00
SUMITOMO MITSUI BANKING CORP.	18,000,000.00
COBANK ACB	225,000,000.00
COMMERZBANK AG, NEW YORK BRANCH	15,000,000.00
FIFTH THIRD BANK	15,000,000.00
GOLDMAN SACHS BANK USA	15,000,000.00
HSBC BANK USA, NA	15,000,000.00
ING CAPITAL LLC	15,000,000.00
PEOPLE'S UNITED BANK, NATIONAL ASSOCIATION	50,000,000.00
BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH	40,000,000.00
FIRST HAWAIIAN BANK	35,000,000.00
THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH	35,000,000.00
BANCO DE SABADELL, S.A., MIAMI BRANCH	22,500,000.00
BANK OF TAIWAN, NEW YORK BRANCH	20,000,000.00
HUA NAN COMMERCIAL BANK, LOS ANGELES BRANCH	20,000,000.00
APPLE BANK FOR SAVINGS	15,000,000.00
E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH	15,000,000.00
LAND BANK OF TAIWAN, NEW YORK BRANCH	15,000,000.00
MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH	12,500,000.00
AMERICAN SAVINGS BANK, F.S.B.	10,000,000.00
Total:	$1,000,000,000